Litigation	12 Months Ended
Dec. 31, 2025
Litigation [Abstract]
Litigation	Litigation
The Group was involved with the following IP (Intellectual property) litigations during 2025:
•Litigation between Alvotech and its commercial partner Dr. Reddy's Laboratories in the United States that was brought by Amgen relating to AVT03, denosumab products that are biosimilars of Amgen’s Prolia and XGEVA products.
•Litigation between Alvotech and its commercial partners STADA and Advanz in Germany that were brought by Regeneron relating to AVT06, aflibercept products that are biosimilars of Regeneron's and Bayer's Eylea 2mg product.
•Post Grant Review proceeding filed by Alvotech against Regeneron regarding U.S. Patent No. 12,168,036.

The Group was previously involved in four IP litigations in the United States adverse to AbbVie related to the development of AVT02 and the filing of its biologics license application. All such matters were fully resolved prior to 2025 pursuant to the AbbVie U.S. Agreement, under which the parties agreed to dismiss all claims and counterclaims, with each party bearing its own fees and costs, and mutually released each other from certain claims.
The Group incurred $3.1 million in legal expenses during the year ended 31 December 2025 and there were no legal expenses in 2024 and 2023, respectively, in connection with these now‑resolved matters.